Exhibit 1



                             JOINT FILING AGREEMENT

                  This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of the common stock, par value $0.50 per share, of The Limited, Inc. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


Dated:  June 23, 1999

                                      /s/ Leslie H. Wexner
                                      -----------------------------------------
                                      Leslie H. Wexner



                                      THE WEXNER FOUNDATION

                                      By: /s/ Darren K. Indyke
                                          -------------------------------------
                                          Darren K. Indyke, Secretary



                                      HEALTH AND SCIENCE INTERESTS II

                                      By: /s/ Jeffrey E. Epstein
                                          -------------------------------------
                                          Jeffrey E. Epstein, Trustee



                                      THE WEXNER CHILDREN'S TRUST

                                      By: /s/ Leslie H. Wexner
                                          -------------------------------------
                                          Leslie H. Wexner, Trustee



                                      HARRY, HANNAH AND DAVID WEXNER TRUST

                                      By: /s/ Jeffrey E. Epstein
                                          -------------------------------------
                                          Jeffrey E. Epstein, Trustee



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
                                      HARRY, HANNAH, DAVID AND SARAH WEXNER
                                      TRUST

                                      By: /s/ Jeffrey E. Epstein
                                          -------------------------------------
                                          Jeffrey E. Epstein, Trustee


                                      ASW HOLDINGS, INC.

                                      By: /s/ Jeffrey E. Epstein
                                          -------------------------------------
                                          Jeffrey E. Epstein, President










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